UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2005

ONYX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-28298	94-3154463
(Commission File No.)	(IRS Employer Identification No.)

2100 Powell Street
Emeryville, California 94608
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 597-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
Signatures
EXHIBIT INDEX
EXHIBIT 10.44
EXHIBIT 99.1

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 9, 2005, the Board of Directors and the Compensation Committee of Onyx Pharmaceuticals, Inc. awarded bonuses to the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) in respect of the officers’ and the Company’s performance for the fiscal year ended December 31, 2004. The following bonuses were awarded for fiscal year 2004:

Name and Title	Bonus
Hollings C. Renton	$200,000
Chairman of the Board, President and Chief Executive Officer
Leonard E. Post, Ph.D.	$110,000
Senior Vice President, Research and Development
Scott M. Freeman, M.D.	$105,000
Vice President, Clinical Development
Gregory J. Giotta, Ph.D., J.D.	$60,000
Vice President and Chief Legal Counsel
Jeanne Y. Jew	$65,000
Vice President, Corporate and Commercial Development

     On March 9, 2005, the Board and the Compensation Committee also approved fiscal 2005 base salaries for the named executive officers. The Compensation Committee of the Board of Directors annually evaluates the performance and determines the compensation of the Company’s officers based on the Compensation Committee’s assessment of the individual’s performance, corporate performance and relative compensation for competitive positions in similar-sized, publicly-traded biopharmaceutical companies in Northern California. The 2005 base salaries for the named executive officers are listed in Exhibit 10.44 hereto and are incorporated herein by reference. These salaries may be changed at any time at the discretion of the Compensation Committee. Each of the named executive officers is employed “at will.”

Item 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     On March 8, 2005, George A. Scangos resigned from Onyx’s Board of Directors effective immediately. On March 9, 2005, Thomas G. Wiggans was appointed to serve on Onyx’s Board of Directors as a Class II director until Onyx’s 2007 annual stockholders’ meeting. Mr. Wiggans was also appointed to serve on Onyx’s Audit Committee.

     A copy of the press release further describing these changes is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

Number	Description
10.44	2005 Base Salaries for Named Executive Officers.
99.1	Press Release titled “Onyx Pharmaceuticals Names Thomas G. Wiggans to its Board,” dated March 10, 2005.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX PHARMACEUTICALS, INC.

Dated: March 14, 2005	By:	/s/ Marilyn E. Wortzman

Marilyn E. Wortzman Vice President, Finance and Administration

EXHIBIT INDEX

Number	Description
10.44	2005 Base Salaries for Named Executive Officers.
99.1	Press Release titled “Onyx Pharmaceuticals Names Thomas G. Wiggans to its Board,” dated March 10, 2005.